Exhibit 10.4

Form of 2014 Growth Grant – Performance-Based Restricted Stock Unit Agreement

WEX INC.
Memorandum
TO:        <<Name>> (the “Grantee”)
FROM:    Melissa Smith, Chief Executive Officer
SUBJECT:    2014 Growth Grant – Performance-Based Restricted Stock Unit Agreement
DATE:        [_____]
You have been granted, based on the attainment of performance goals in 2016, an award of Performance-Based Restricted Stock Units (“PSUs”) under the terms of the 2010 Equity and Incentive Plan (the “Plan”). The PSUs are sometimes collectively referred to as the “Award.” Attached to this Memorandum is an Agreement which, along with the Plan, governs your Award. You will be receiving separately a copy of the Prospectus for the Plan. The Prospectus contains important information regarding the Plan, including information regarding restrictions on your rights with respect to the PSUs granted to you. You should read the Prospectus carefully.
An Award of PSUs does not give you rights as a stockholder of the Company and you may not transfer or assign any rights in your PSUs. Please note that when your Award vests (if at all), the Company will withhold from the number of shares that would otherwise be delivered to you a number of shares of company stock having a value equal to your tax withholding obligations (similar to payroll withholding requirements).
Finally, by accepting this Award you are agreeing to abide by the terms of the Plan and the attached Agreement. To accept this Award and indicate your agreement to abide by the terms of the Plan and the attached Agreement, you must indicate your acceptance of the terms by acknowledging your understanding of the terms through the use of your electronic signature. If you do not want to accept this Award, you must reject the award in writing by signing and returning it to Tabitha Hilton in the Human Resources Office in South Portland, Maine by April 15, 2014.

Date of Grant:            [_____]
Target Number of PSUs*:        [__]
Vesting Period:            2016 Performance
Vesting Date:                [_____]

Please carefully review the 2014 Award Agreement, new language has been added concerning Non-Compete and Non-Solicitation.

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Exhibit 10.4

Form of 2014 Growth Grant – Performance-Based Restricted Stock Unit Agreement

Finally, by electronically accepting this Award you are acknowledging your understanding and agreement to abide by the terms of the Plan and the attached Restricted Stock Award Agreement through use of your electronic signature.
*The above number of PSUs granted is subject to change based on the attached performance metrics and as otherwise set forth in the Agreement and the Plan.

USE THE SPACE BELOW TO ACCEPT THIS 2014 GRANT:

I accept the Award described in this Memorandum reject the terms of the attached Agreement.

________________________________        _________________
Signature of Grantee             Date

<<Name>> (the “Grantee”)

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Exhibit 10.4

Form of 2014 Growth Grant – Performance-Based Restricted Stock Unit Agreement

WEX INC.
2014 GROWTH GRANT
PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT
THIS AWARD AGREEMENT (“Agreement”) is entered into by and between WEX INC., a Delaware corporation (the “Company”), and the Grantee named on the attached Memorandum (the “Memorandum”), effective as of the Date of Grant set forth on such Memorandum, pursuant to the terms and conditions of the WEX Inc. 2010 Equity and Incentive Plan (the “Plan”).
WHEREAS, the Company has the authority under and pursuant to the Plan to grant awards to eligible employees of the Company and its subsidiaries; and
WHEREAS, the Company desires to grant the Award to the Grantee subject to the terms and conditions of the Plan and this Agreement.
In consideration of the provisions contained in this Agreement, the Company and the Grantee agree as follows:
1.    The Plan. The Award granted to the Grantee hereunder is made pursuant to the Plan. A copy of the prospectus for the Plan has been provided to the Grantee and the applicable terms of such Plan are hereby incorporated herein by reference. Terms used in this Agreement which are not defined in this Agreement shall have the meanings used or defined in the Plan.
2.    Award.     Concurrently with the execution of this Agreement and concurrently with and contingent upon your execution of the Memorandum, and further subject to the terms and conditions set forth in the Plan and this Agreement, including without limitation your agreement to comply with the obligations set forth in Paragraphs 4 and 5 below, the Company hereby grants the number of Performance-Based Restricted Stock Units indicated in the Memorandum to the Grantee. Each Performance-Based Restricted Stock Unit entitles the Grantee, upon vesting, to such number of shares of Company Stock as is determined pursuant to Exhibit A based on attainment of performance goals and continued employment.

3.    Vesting of Units.
(a)    Upon the vesting of the Award, as described in this Section, the Company shall deliver for each Performance-Based Restricted Stock Unit that becomes vested, such number of shares of Company Stock as is determined pursuant to Exhibit A based on attainment of performance goals and continued employment; provided, however, that the Company shall withhold from the Grantee at the time of delivery of the Company Stock the amount that the Company determines necessary to pay applicable withholding taxes as and to the extent provided in Paragraph 10 below. The Company Stock shall be delivered as soon as practicable following the Vesting Date or event set forth below, but in any case within 30 days after such date or event.
(b)     Subject to Paragraphs 3(c), (d) and (e) and Paragraph 4, the Performance-Based Restricted Stock Units under the 2014 Growth Grant shall vest on the Vesting Date set forth on the attached Memorandum based on achievement of the 2016 Performance Goals set forth in Exhibit A so long as the Grantee remains employed with the Company through such Vesting Date.

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Exhibit 10.4

Form of 2014 Growth Grant – Performance-Based Restricted Stock Unit Agreement

(c)    Notwithstanding Paragraph 3(b), upon the Grantee’s death, (i) if the final number of Performance-Based Restricted Stock Units that are eligible for vesting is not determined, then the Award shall become immediately and fully vested as to the Target number of Performance-Based Restricted Stock Units set forth in the Memorandum, subject to any terms and conditions set forth in the Plan or imposed by the Compensation Committee of the Board of Directors (the “Committee”); or (ii) if the final number of Performance-Based Restricted Stock Units that are eligible for vesting has been determined pursuant to Exhibit A, then the Award shall become immediately and fully vested for such determined level of vesting for the Performance-Based Restricted Stock Units, subject to any terms and conditions set forth in the Plan or imposed by the Committee.
(d)    Notwithstanding Paragraph 3(b), upon a “Change in Control” of the Company, if the surviving entity does not agree to assume the obligations set forth in the Agreement, then the Award shall become immediately and fully vested, subject to any terms and conditions set forth in the Plan or imposed by the Committee. “Change in Control” shall have the meaning set forth in the Plan. In the event that the Award becomes immediately and fully vested upon a Change in Control that occurs prior to or during the calendar-year 2016 performance period, the Grantee shall vest in the Target number of Performance-Based Restricted Stock Units set forth in the Memorandum, and the Target performance goal shall be deemed achieved, unless the Committee determines in its sole discretion to deem a higher level of achievement of the performance goal resulting in a greater number of Performance-Based Restricted Stock Units vesting upon such Change in Control. In the event the Award becomes immediately and fully vested upon a Change in Control that occurs after such period, the Grantee shall vest in the number of Performance-Based Restricted Stock Units set forth in the Memorandum, based on the level of achievement of the performance goal determined pursuant to Exhibit A. With respect to any Grantee who is a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), solely to the extent necessary to maintain the status of the Award as “performance-based compensation” as determined under Section 162(m), no acceleration of vesting shall result in an increase in the amount of the Award based on the time-value of money.
(e)    Notwithstanding anything to the contrary in this Agreement, to the extent that the fair market value (based on the applicable closing trading price of the Company Stock) of the Company Stock on December 31, 2016 exceeds 200% of the fair market value of the Company Stock on the Date of Grant of the Award, then the number of Performance-Based Restricted Stock Units that shall vest pursuant to this Agreement shall be equal to the product of (i) the number of Performance-Based Restricted Stock Units that would have vested without regard to this Section 3(e), and (ii) the quotient of (A) the product of (x) 200% and (y) the fair market value of the Company Stock on the Date of Grant of the Award and (B) the fair market value of the Company Stock on the vesting date.

For example and by means of illustration only, if (i) the fair market value of the Company’s stock on the Date of Grant is $100 per share, (ii) the Grantee’s Target Number of PRSUs is 100, (iii) the number of PRSUs that would have vested without regard to this Section 3(e) based on satisfaction of the performance metrics is 200% of the Target Number of PRSUs, or 200 PRSUs, and (iv), the fair market value of the Company’s stock on the Vesting Date is $300 per share, then the number of shares of Company Stock deliverable to the Grantee on the Vesting Date shall be 133, calculated as follows: 133 = the product of (i) 200 (the number of PRSUs that would have vested without regard to Section 3(e)) and (ii) (the quotient of (A) the product of (x) 200% and

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Exhibit 10.4

Form of 2014 Growth Grant – Performance-Based Restricted Stock Unit Agreement

(y) $100 (the FMV of the stock on the Date of Grant)) and (B) $300 (the FMV of the stock on the Vesting Date).
4.     Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company, the Grantee has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not disclose to anyone, unless legally compelled to do so, Confidential and Proprietary Information. “Confidential and Proprietary Information” includes but is not limited to all Company business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

5.    Non-Competition and Non-Solicitation. The Grantee agrees that during his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company, he/she shall not:

(a)    Contact, call on, provide advice to, solicit, take away, or divert, and/or influence or attempt to influence any customers, clients, and/or patrons of the Company;
(b)    Solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or take any action to assist any subsequent employer or any other entity, either directly or indirectly, in soliciting or inducing any other Company employee to leave the employ of the Company; or hire or employ, or assist in the hire or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or
(c)    Become employed by, render services to or directly or indirectly (whether for compensation or otherwise) own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise.  For purposes of this subsection (c), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company or within six months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale,

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Exhibit 10.4

Form of 2014 Growth Grant – Performance-Based Restricted Stock Unit Agreement

distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate wherever the Company conducts business.
The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) solicitation of customers, clients, and/or patrons of the Company, (b) solicitation or hire of Company employees, and/or (c) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall be bound by such Existing Restrictions, rather than the Restrictions contained in this Paragraph 5.
The Grantee agrees and acknowledges that the period of time of the above-noted restrictive covenants imposed by this Agreement is fair, and reasonable and necessary under the circumstances and is reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of this Paragraph 5, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order to maintain the status quo pending the outcome of any proceeding.
6.    Termination of Employment. Notwithstanding any other provision of the Plan to the contrary, upon the termination of the Grantee’s employment with the Company and its subsidiaries for any reason whatsoever (other than death), the Award, to the extent not yet vested, shall immediately and automatically terminate; provided, however, that the Committee may, in its sole and absolute discretion agree to accelerate the vesting of the Award, upon termination of employment or otherwise, for any reason or no reason, but shall have no obligation to do so.
For purposes of the Plan and the Award, a termination of employment shall be deemed to have occurred on the date upon which the Grantee ceases to perform active employment duties for the Company following the provision of any notification of termination or resignation from employment, and without regard to any period of notice of termination of employment (whether expressed or implied) or any period of severance or salary continuation. Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary, the Grantee shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Grantee for the loss of any

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Exhibit 10.4

Form of 2014 Growth Grant – Performance-Based Restricted Stock Unit Agreement

rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment. No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries.
7.    No Assignment. Except as expressly permitted under the Plan, this Agreement may not be assigned by the Grantee by operation of law or otherwise.
8.    No Rights to Continued Employment. Neither this Agreement nor the Award shall be construed as giving the Grantee any right to continue in the employ of the Company or any of its subsidiaries, or shall interfere in any way with the right of the Company to terminate such employment.
9.    Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof.
10.    Tax Obligations. As a condition to the granting of the Award and the vesting thereof, the Grantee acknowledges and agrees that he/she is responsible for the payment of income and employment taxes (and any other taxes required to be withheld) payable in connection with the vesting of an Award. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes. Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion. Notwithstanding the foregoing, the Company may retain and withhold from delivery at the time of vesting that number of shares of Company Stock having a fair market value equal to the taxes owed by the Grantee, which retained shares shall fund the payment of such taxes by the Company on behalf of the Grantee.
11.    Notices. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Grantee at the last address specified in the Grantee’s employment records (or such other address as the Grantee may designate in writing to the Company), or to the Company, 97 Darling Avenue, South Portland, ME 04106, Attention: General Counsel, or such other address as the Company may designate in writing to the Grantee.
12.    Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.
13.    Amendments. This Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.
14.    Authority. The Committee has complete authority and discretion to determine Awards, and to interpret and construe the terms of the Plan and this Agreement. The determination of the Committee as to any matter relating to the interpretation or construction of the Plan or this Agreement shall be final, binding and conclusive on all parties.
15.    Rights as a Stockholder. The Grantee shall have no rights as a stockholder of the Company with respect to any shares of common stock of the Company underlying or relating to any Award until the issuance of a stock certificate to the Grantee in respect of such Award.

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Exhibit 10.4

Form of 2014 Growth Grant – Performance-Based Restricted Stock Unit Agreement

IN WITNESS WHEREOF, this Agreement is effective as of the date first above written.

WEX INC.

____________________________________
By:     Melissa Smith
Its:    Chief Executive Officer

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Exhibit 10.4

Form of 2014 Growth Grant – Performance-Based Restricted Stock Unit Agreement

Exhibit A

[Annual performance metrics listed here.]

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